FIRST AMENDMENT TO
                              RESTRICTED STOCK AGREEMENT
               (Under The Connecticut Natural Gas Corporation Executive
                                Restricted Stock Plan)

                    THIS AMENDMENT is made and entered into as of the 27th

          day of April, 1999, by and between CONNECTICUT NATURAL GAS

          CORPORATION, a Connecticut corporation with its principal

          executive offices in Hartford, Connecticut (hereinafter referred to as "CNG") and ______________________________ (hereinafter referred to as the "Participant").

                                 W I T N E S S E T H:


                    WHEREAS, by Agreement dated as of October 1, 1996 (the

          "Agreement") CNG and the Participant entered into an Agreement entitled Restricted Stock Agreement (Under the Connecticut

          Natural Gas Corporation Executive Restricted Stock Plan); and

                    WHEREAS, the parties wish to amend the Agreement in the

          particulars set forth below;

                    NOW, THEREFORE, CNG and the Participant agree as

          follows effective as of March 31, 1997:

                    1.   By adding the following sentence at the end of the

          first paragraph of Section 2 of the Agreement:

               "All references in the Agreement to the "Corporation's capital stock", "common stock of the Corporation" or any similar term shall be deemed to mean and refer to the common or capital stock of CTG Resources, Inc. or its successor or successors for all periods from and after March 31, 1997."


                    2.   By deleting the last sentence of the first

          paragraph of Section 3(b) of the Agreement and inserting in lieu thereof the following:

               "The Committee shall take into consideration adjustments in the capital structure (of the type referred to in Section 12 of this Agreement) of the Corporation and of the companies in the comparative group and such other factors as it, in its sole discretion, shall deem appropriate to measure the performance of the Corporation and the respective companies and their ranking for purposes of Section 3(c) below."

                    3.   By deleting Section 4(a) of the Agreement and

          inserting in lieu thereof the following:

                    "(a) The Restricted Property may not be
               encumbered, sold, assigned, transferred, pledged or otherwise disposed of at any time during the period that Risks of Forfeiture apply, in accordance with Sections 4 and 5, to such Restricted Property (the "Restriction Period"). If any of the Restricted Property is so encumbered, sold, assigned, transferred, pledged or otherwise disposed of during the Restriction Period, all then Restricted Property held for the account of Participant shall automatically be forfeited to the Corporation."

                    4.   By deleting the phrase "an employee of the

          Corporation or a Subsidiary, as the case may be," where it appears in Section 4(b) of the Agreement and inserting in lieu thereof the phrase "an employee of the Corporation or a

          Subsidiary, as the case may be, and all Affiliates (as defined below) thereof,".

                    5.   By adding a new paragraph at the end of Section

          4(b) of the Agreement as follows:

                    "For purposes of this Agreement, "Affiliate" shall
               mean any parent of the Corporation, any entity in which the Corporation or parent of the Corporation directly or indirectly owns 50% or more of the voting securities, or any other entity that is included in a controlled group of corporations in which the Corporation is included as provided in Section 414(b) of the Internal Revenue Code or is a trade or business under common control with the Corporation as provided in Section 414(c) of the Internal Revenue Code."


                    6.   By deleting the phrases "employed by the

          Corporation or any Subsidiary " and "employment with the

          Corporation or a Subsidiary" where they appear in Section 5(b) of the Agreement and inserting in lieu thereof, respectively, the phrases "employed by the Corporation or any Subsidiary, as the case may be, and all Affiliates thereof" and "employment with the

          Corporation, Subsidiary or Affiliate, as the case may be."

                    7.   By deleting Section 5(c) of the Agreement and

          inserting in lieu thereof the following:

                    (c) Upon the occurrence of a Change of Control, as defined below, all Risks of Forfeiture will lapse and all Restricted Property shall vest and become distributable in accordance with the terms of Section 5 hereof, without further adjustment attributable to the Adjustment Provisions. For purposes of this Agreement, a "Change of
               Control" shall mean:   (i)  the acquisition by any
               individual, entity or group (within the meaning of Section 13(d) (3) or 14(d) (2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either
               (1) the then outstanding shares of common stock of CTG Resources, Inc. (for purposes of this Section 5(c), hereinafter the "Company") (the "Outstanding Common Stock") or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (4) any acquisition by any corporation pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (iii) of this
               Section 14(a); or (ii) Individuals who, as of March 31, 1997, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of the Company; provided, however, that any individual becoming a director subsequent to March 31, 1997 whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors of the Company; or
               (iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, immediately following such Business Combination, (1) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be, (2) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or any related corporation or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (3) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors of the Company, providing for such Business Combination; or (iv) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company."









                    8.   By adding the following sentence at the end of

          Section 11 of the Agreement:

               "All references to the "Corporation" in this Section 11 shall be deemed to mean and refer to CTG Resources, Inc. or its successor or successors for all periods from and after March 31, 1997."

                    9.   Except as herein above modified and amended, the

          Agreement, as amended, shall remain in full force and effect.
















































                    IN WITNESS WHEREOF, Connecticut Natural Gas Corporation

          has caused this First Amendment to be duly executed in its corporate name, and the Participant has hereunto set his/her hand and seal effective  as of the date first above written.



                                   CONNECTICUT NATURAL GAS CORPORATION



                                   By
                                        Its


                                   PARTICIPANT